UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American
Common Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 10, 2025, the Board of Directors of Barnwell Industries, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”) to reduce the quorum needed to transact business at the 2025 annual meeting of stockholders (including any adjournment or postponement thereof) on a one-time, limited basis to thirty three one-third percent (33 1/3%) of the Company’s voting power of the issued and outstanding shares of capital stock of the Company entitled to vote thereat, present in person or represented by proxy. Given that at least one stockholder who had previously indicated an intention to submit proxies has not done so, the Board has determined that it is in the best interests of all stockholders to reduce the quorum solely for the 2025 annual meeting. The Company’s decision is to set the quorum at 33 1/3%, ensuring that the annual meeting may proceed and that stockholders who have expressed their views through voting are not disenfranchised.

The foregoing description of the Bylaws Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Barnwell Industries, Inc.

99.1	Press release dated September 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2025

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Barnwell Industries, Inc.

99.1	Press release dated September 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)